UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

LaBRANCHE & CO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Whitehall Street, New York, New York 10004

(Address of principal executive offices)

(212) 425-1144

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2011, LaBranche & Co Inc., a Delaware corporation (the “Company”), issued a press release announcing its results for the first quarter of 2011. A copy of this press release is furnished herewith as Exhibit 99.1. The earnings release furnished as Exhibit 99.1 contains a correction to the table in the “Regulation G Requirement: Reconciliation of Non-GAAP Financial Measures” that was issued in the Company’s earnings release on May 6, 2011. The “Diluted Per Share” row under 2011 in the table was corrected in both columns to ($0.06) from ($0.14).

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by LaBranche & Co Inc. dated May 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LaBRANCHE & CO INC.

By:	/s/ Jeffrey A. McCutcheon
	Name:	Jeffrey A. McCutcheon
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by LaBranche & Co Inc. dated May 6, 2011.

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